SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

ECHOSTAR COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

5701 S. SANTA FE DRIVE LITTLETON, COLORADO (Address of principal executive offices)	80120 (Zip Code)

Registrant’s telephone number, including area code:	(303) 723-1000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Sworn Statement of Chief Executive Officer, dated July 12, 2002, pursuant to SEC Order dated June 27, 2002 (SEC File No. 4-460)

99.2	Sworn Statement of Chief Financial Officer, dated August 9, 2002, pursuant to SEC Order dated June 27, 2002 (SEC File No. 4-460)

ITEM 9. REGULATION FD DISCLOSURE

     On August 14, 2002, EchoStar Communications Corporation (“EchoStar”) filed with the Securities and Exchange Commission (“SEC”) original sworn statements of EchoStar’s Chief Executive Officer and Chief Financial Officer as required by the SEC’s Order 4-460 issued on June 27, 2002 (SEC File No. 4-460). Copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBITS INDEX
EX-99.1 Sworn Statement of Chief Executive Officer
EX-99.2 Sworn Statement of Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION

Dated: August 14, 2002	By: /s/ Michael R. McDonnell Michael R. McDonnell, Senior Vice President Chief Financial Officer

EXHIBITS INDEX

Exhibit Number	Description

99.1	Sworn Statement of Chief Executive Officer, dated July 12, 2002, pursuant to SEC Order dated June 27, 2002 (SEC File No. 4-460)

99.2	Sworn Statement of Chief Financial Officer, dated August 9, 2002, pursuant to SEC Order dated June 27, 2002 (SEC File No. 4-460)